FRANKLIN TEMPLETON INVESTMENTS

One Franklin Parkway

San Mateo, CA 94403=1906

June 23, 2010

VIA EDGAR

Ms. Christina DiAngelo

U.S. Securities and Exchange Commission

Division of Investment Management

Office of Disclosure and Review

100 F Street, NE

Washington, DC 20549-8626

Re:       Franklin New York Tax-Free Income Fund (the “Registrant”)

(File No. 333-167068)

Dear Ms. DiAngelo:

On behalf of the above-referenced Registrant, below are the responses to the Staff’s comments conveyed telephonically on June 2, 2010 with regard to the Registration Statement on Form N-14 (the “Registration Statement”), filed by the Registrant with the U.S. Securities and Exchange Commission (“SEC”) on May 25, 2010 pursuant to Rule 488 under the Securities Act of 1933, as amended.  The Registration Statement was filed to register Class A and Class C shares of beneficial interest, without par value, of the Registrant that will be issued to the shareholders of Franklin New York Insured Tax-Free Income Fund (“NY Insured Fund”), a series of Franklin New York Tax-Free Trust (the “Trust), in connection with the transfer of substantially all of the assets of NY Insured Fund to the Registrant in exchange for Class A and Class C shares of beneficial interest of the Registrant pursuant to the Agreement and Plan of Reorganization that was approved by the Board of Trustees of the Registrant and by the Board of Trustees of the Trust, on behalf of NY Insured Fund, on April 13, 2010.  Each comment is summarized below, followed by the Registrant’s response to the comment.

A.  Part A – Prospectus/Information Statement

1.         Comment:  Under “Who will pay the expenses for the Reorganization?” the Registrant states that the Funds do not anticipate incurring portfolio transaction costs as a result of the Reorganization.  Disclose whether either of the Funds plan any sales of portfolio securities in connection with the Reorganization.

            Response:  There are no planned sales of portfolio securities for either Fund in connection with the Reorganization.

2.         Comment:  In the fee table for Class C shares of NY Insured Fund, the Total Annual Fund Operating Expenses are listed at 1.22%.  In the Financial Highlights information as of September 30, 2009, however, they were listed at 1.21%.  Please explain this difference.

            Response:  For the fee table, the full contractual rate under the Class C share distribution plan of 0.65% was used in lieu of the 0.64% actually incurred during the Fund’s last fiscal year.  This accounts for the one basis point difference between the two figures.

3.         Comment:  In the fee tables, footnote 1 should explain the amount of expenses of the Reorganization for which each Fund is responsible.

            Response:  Footnote 1 in the fee tables has been revised as follows:

“Pro forma expenses are based on current and anticipated NY Tax-Free Fund expenses as if the Reorganization had been effective as of June 1, 2008 and do not include the total estimated costs of the Reorganization, of which approximately $24,270 is to be borne by NY Tax-Free Fund and $24,270 is to be borne by NY Insured Fund.”

4.         Comment:  Under “How do the performance records of the Funds compare?” why has March 31, 2010 performance information been provided when Form N-1A requires December 31 information?

            Response:  Each Fund currently incorporates the required performance information from Form N-1A under the section entitled “Where can I find more financial and performance information about the Funds?”  In addition, March 31, 2010 performance has been provided supplementally because it represents more recent performance information for each Fund.

5.         Comment:  Under “What are the tax consequences of the Reorganization?” footnote 2 in the table representing each Fund’s aggregate capital loss carryovers references the information “As of December 31, 2009 (unaudited) for NY Insured Fund; as of November 30, 2009 (unaudited) for NY Tax-Free Fund.”  Why were these dates used?

            Response:  At the time of filing, these dates represented the most recent annual or semiannual report of each Fund and, thus, tax information as of those dates was used.  Because there is now more recent information available, the Prospectus/Information Statement has been revised to reflect such information and dates.

6.         Comment:  In the pro forma capitalization table, please provide the share adjustment figures under the column “Adjustments.”

            Response:  The pro forma capitalization table has been revised to provide the share adjustment figures.

B.  Part B – Statement of Additional Information

1.         Comment:  In the Statement of Additional Information, add a statement to the effect that pro forma financial statements are not required to be included.

            Response:  The Statement of Additional Information has been revised to include such a statement.

C.  Additional Comments

1.         Comment:  Because Franklin Advisers, Inc., as investment manager (“FAV”), has agreed to pay a portion of the costs of the Reorganization, confirm that such obligation is a contractual obligation of FAV.

            Response:  The Agreement and Plan of Reorganization (the “Plan”), which is an exhibit to the Prospectus/Information Statement, provides that FAV is obligated to pay one-half of such costs.  FAV will be signatory to the Plan as to that provision.

2.         Comment:  Provide an explanation of why a shareholder vote is not being sought for the Reorganization.

            Response:  Shareholder approval of the Reorganization is not required under relevant state law, the Funds’ organizational documents or the Investment Company Act of 1940, as amended (the “1940 Act”).

            I.  State Law and Organizational Documents

            Shareholder approval is not required for the Reorganization under relevant state law or the Funds’ organizational documents.  The Funds are both organized as statutory trusts (or series thereof) under Delaware state law and are thus governed by the Delaware Statutory Trust Act (“DSTA”).  Under the DSTA, the governing instruments of Delaware statutory trusts may provide that a reorganization or sale of substantially all of the assets of a trust or its series does not require shareholder approval.

            The Trust’s Agreement and Declaration of Trust and NY Tax-Free Fund’s Amended and Restated Agreement and Declaration of Trust provide that a reorganization or sale of substantially all of the assets of a trust or its series shall not require a shareholder vote unless such vote is required by the 1940 Act.  Shareholder approval of the Reorganization is not required under the 1940 Act because the Reorganization satisfies the required conditions set forth in Rule 17a-8, as described below.

            II.  1940 Act

            Rule 17a-8 under the 1940 Act generally provides an exemption from the prohibitions of Section 17 of the 1940 Act for mergers (as defined in Rule 17a-8 and which includes the sale of all or substantially all of an investment company’s assets) of affiliated registered investment companies, or series thereof, if:  (i) the board of trustees, including a majority of the independent trustees, of each fund determines that the transaction is in the best interests of the fund and will not result in a dilution of the interests of existing shareholders; and (ii) the transaction is approved by a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of the target fund, unless the merger satisfies certain conditions and would, therefore, not result in a change that would otherwise require shareholder approval under the 1940 Act.

            Pursuant to Rule 17a-8, approval by NY Insured Fund’s shareholders is not required for the Reorganization if the following conditions are met: (1) no fundamental policy under Section 13 of the 1940 Act of NY Insured Fund, as the target fund, is materially different from a fundamental policy of NY Tax-Free Fund, as the acquiring fund; (2) the investment advisory contract for the target fund is not materially different from the investment advisory contract for the acquiring fund (except for the identity of the investment companies as a party to the contract); (3) the independent trustees of the target fund will comprise a majority of the independent trustees of the acquiring fund; and (4) Rule 12b-1 fees paid by the acquiring fund are no greater than the Rule 12b-1 fees paid by the target fund.

            The Reorganization does not trigger the need for shareholder approval under Rule 17a-8 for the following reasons:

1.         The fundamental policies required under Section 13 of the 1940 Act for each of the Funds are identical.

2.         The investment management agreements of the Funds are the same in all material aspects, with the exception of certain immaterial differences.

3.         The boards of trustees of the Funds are governed by the same board members and, thus, following the Reorganization, the independent trustees of the Trust will comprise a majority of the independent trustees of NY Tax-Free Fund.

4.         The 12b-1 fees paid by Class A and Class C shares of NY Insured Fund are the same as the corresponding 12b-1 fees paid, as a percentage of average daily net assets, by Class A and Class C shares of NY Tax-Free Fund.

            III.  Conclusion

            For the foregoing reasons, shareholder approval of the Reorganization is not required under relevant state law, the Funds’ organizational documents or the 1940 Act.

3.         Comment:  Provide the accounting survivor analysis for the Reorganization.

            Response:  The Registrant believes that it is the appropriate accounting survivor following the Reorganization.  According to a no-action letter to North American Security Trust (“NAST”),[1] in order to determine which fund should be the accounting survivor, the attributes of the new fund and the predecessor funds should be compared to determine which predecessor fund most closely resembles the new fund.  In NAST, the Staff listed five factors that should be relied upon when making such determination.  Each of the factors listed in NAST, along with the relevant analysis, are discussed below:

            (i)  Comparison of investment advisers.  The Funds’ investment management agreements are with the same investment manager, Franklin Advisers, Inc. (“FAV”), and have identical fee schedules.   Thus, this factor does not suggest which Fund should be the accounting survivor.

            (ii)  Comparison of portfolio composition.  Each Fund invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and New York State personal income taxes.  NY Insured Fund also has a non-fundamental policy of investing at least 80% of its assets in insured municipal bonds.  NY Tax-Free Fund does not have this non-fundamental policy.  While the portfolio compositions of the Funds are very similar, the portfolio composition of the surviving Fund will be virtually identical to the portfolio composition of NY Tax-Free Fund and will vary from that of NY Insured Fund because the surviving Fund will not have as large a percentage of the portfolio invested in insured municipal bonds.  Thus, this factor favors NY Tax-Free Fund as accounting survivor.

            (iii)  Comparison of investment goals, policies and restrictions.  The Funds have the same investment goal – to provide investors with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders’ capital.  The investment strategies of the Funds are generally similar.  The most significant difference between the Funds is that NY Insured Fund has the policy, consistent with its name, of investing at least 80% of its assets in insured municipal bonds.  As stated above, NY Tax-Free Fund does not have this non-fundamental policy, and will not follow such policy post-Reorganization.  The new Fund, therefore, will have investment goals, policies and restrictions identical to those of NY Tax-Free Fund prior to the Reorganization.  Thus, this factor favors NY Tax-Free Fund as accounting survivor.

            (iv)  Comparison of expense structure and expense ratio.  The contractual expense structure for NY Tax-Free Fund and NY Insured Fund are the same.  The expense ratios for the Funds vary because of the asset size of the Funds.  As a result of the difference in asset size, NY Tax-Free Fund’s expense ratio is lower than NY Insured Fund’s ratio.  Because it is expected that the Reorganization will have no impact on NY Tax-Free Fund’s expense ratio, and therefore the new Fund will have the same expense ratio as the NY Tax-Free Fund prior to the Reorganization, this factor suggests that NY Tax-Free Fund should be the accounting survivor.

            (v)  Comparison of relative asset sizes of the funds involved in the Reorganization.  The net assets of NY Tax-Free Fund ($6.6 billion as of May 17, 2010) are significantly larger than the net assets of NY Insured Fund ($455.3 million as of May 17, 2010).  Therefore, the net current assets of NY Tax-Free Fund will constitute approximately 94% of NY Tax-Free Fund post-Reorganization while NY Insured Fund’s current net assets will constitute the remainder. Because NY Tax-Free Fund will constitute a substantial majority of the assets of the Fund post-Reorganization, this factor suggests that NY Tax-Free Fund should be the accounting survivor.

            Conclusion:  For these reasons, particularly in light of the fact that, following the Reorganization, the portfolio composition, investment restrictions and expense ratio of NY Tax-Free Fund will survive, whereas those of NY Insured Fund will not, and NY Tax-Free Fund’s current assets will constitute a substantial majority of NY Tax-Free Fund post-Reorganization, the Registrant believes that the accounting survivor should be NY Tax-Free Fund.

            In connection with the Registrant’s responses to the SEC Staff’s comments on the Registration Statement, as requested by the Staff, the Registrant acknowledges that: (i) the Registrant is responsible for the adequacy of the disclosure in the Registrant’s filings; (ii) Staff comments or changes to disclosure in response to Staff comments in the filings reviewed by the Staff do not foreclose the SEC from taking any action with respect to the filings; and (iii) the Registrant may not assert Staff comments as a defense in any proceeding initiated by the SEC under the federal securities laws of the United States.

Please do not hesitate to contact Robert Rosselot at (954) 847-2285 if you have any questions or wish to discuss any of the responses presented above.

Very truly yours,

/s/ DAVID P. GOSS

David P. Goss, Esq.

Vice President

Franklin New York Tax-Free Income Fund

[1]       See North American Security Trust, SEC No-Action Letter (Aug. 5, 1994).